UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2005, Allin Corporation (the “Company”) filed a Certificate Eliminating Reference to Shares of Series A Convertible Redeemable Preferred Stock, Series B Redeemable Preferred Stock and Series E Convertible Preferred Stock from the Certificate of Incorporation of the Company (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware, which became effective upon such date.

The Certificate of Elimination eliminated from the Company’s Certificate of Incorporation, as heretofore amended, all references to the Company’s Series A Convertible Redeemable Preferred Stock (“Series A Preferred Stock”), Series B Convertible Redeemable Preferred Stock (“Series B Preferred Stock”) and Series E Convertible Redeemable Preferred Stock (“Series E Preferred Stock”). Prior to the filing of the Certificate of Elimination, there were 25,000, 2,750 and 1,926 shares of preferred stock designated as Series A, B and E Preferred Stock, respectively, in accordance with the certificates of designation relating thereto, but there were no outstanding shares of the Series A, B or E Preferred Stock. Pursuant to Section 245 of the General Corporation Law of the State of Delaware, stockholder approval for the filing of the Certificate of Elimination was not required.

With the elimination of the Series A, B and E Preferred Stock, the Company will treat the shares of Preferred Stock previously designated as Series A, B and E Series of Preferred Stock as authorized but unissued preferred stock that may be issued from time to time in one or more series with such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Company’s Board of Directors providing for the designation and creation of such series of preferred stock. The filing of the Certificate of Elimination increased the number of shares of authorized, but unissued blank check preferred stock from 41,424 to 71,100.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

3(i)	Certificate Eliminating Reference to Shares of Series A Convertible Redeemable Preferred Stock, Series B Redeemable Preferred Stock and Series E Convertible Preferred Stock from the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: June 16, 2005	By:	/s/ Dean C. Praskach
Dean C. Praskach
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
3(i)	Certificate Eliminating Reference to Shares of Series A Convertible Redeemable Preferred Stock, Series B Redeemable Preferred Stock and Series E Convertible Preferred Stock from the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 14, 2005